EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2006 of Tripos, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report").

The undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, each hereby certifies that, to his knowledge on the date hereof:

(a)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)           information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                 /s/ John P. McAlister

                                                                                John P. McAlister

                                                                                Chief Executive Officer

                                                                                November 14, 2006

                                                                                 /s/ John D. Yingling

                                                                                John D. Yingling

                                                                                Chief Financial Officer

                                                                                November 14, 2006